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                                                                   Exhibit 1(e)


                            Merrill Lynch & Co., Inc.

                                  Retail Notes
                   Due Nine Months or More From Date of Issue

                             DISTRIBUTION AGREEMENT

                                                        Dated as of :          ,

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center  Floor 15
New York, New York  10080

Dear Sirs:

         Merrill Lynch & Co., Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchasing Agent") with respect to the issue and sale by the Company of its Retail Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of October 1, 1993, as amended or modified from time to time (the "Indenture"), between the Company and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and
sale of up to U.S. $          aggregate initial offering price of Notes to or
through the Purchasing Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Purchasing Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof. It is further understood that the Company may issue one or more other series of its Retail Notes, and that such securities are not included within the term "Notes" as used in this Distribution Agreement.

         This Agreement specifies terms and conditions on which Notes may be sold by the Company (i) to the Purchasing Agent as principal for resale and (ii) directly to investors through the Purchasing Agent as an agent of the Company in soliciting offers for the purchase of Notes.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-________) [and pre-effective amendment[s] no[s]_______. thereto] for the registration of certain securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required prior to its acceptance of any offer for the purchase of

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Notes and each such post-effective amendment has been declared effective by the
Commission. Such registration statement (as so amended, if applicable, and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to the offering of Notes), in the form first furnished to the Purchasing Agent for use in confirming sales of Notes, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Company after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

SECTION 1. Appointment as Purchasing Agent.
           --------------------------------

         (a) Appointment. Subject to the terms and conditions stated herein and
             -----------
subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold exclusively to or through the Purchasing Agent pursuant to the terms of this Agreement. The Company agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes.

         (b) Sale of Notes. The Company shall not sell or approve the
             -------------
solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Purchasing Agent shall have no responsibility for maintaining

                                        2

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records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

         (c) Purchases as Principal. The Purchasing Agent shall not have any
             ----------------------
obligation to purchase Notes from the Company as principal. However, absent an agreement between the Purchasing Agent and the Company for the Purchasing Agent to act as an agent for the Company, the Purchasing Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company. Any purchase of Notes from the Company by the Purchasing Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) Solicitations as Purchasing Agent. If agreed upon between the
             ---------------------------------
Purchasing Agent and the Company, the Purchasing Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. The Purchasing Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by the Purchasing Agent. The Purchasing Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes which is communicated to it by the Purchasing Agent, in whole or in part. The Purchasing Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. The Purchasing Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by the Purchasing Agent on an agency basis and accepted by the Company, the Company shall (i) hold the Purchasing Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to the Purchasing Agent any commission to which it would otherwise be entitled absent such default.

         (e) Reliance. The Company and the Purchasing Agent agree that any Notes
             --------
purchased from the Company by the Purchasing Agent as principal shall be purchased, and any Notes the placement of which the Purchasing Agent arranges as an agent of the Company shall be placed by the Purchasing Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.
           ------------------------------

         (a) The Company represents and warrants to the Purchasing Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent), as of the date of each delivery of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent) (the date of each such delivery to the Purchasing Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date") as follows:

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         (i) Due Incorporation and Qualification. The Company has been duly
             -----------------------------------
incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (ii) Subsidiaries. Each subsidiary of the Company listed in Exhibit No.
              ------------
21 to the Company's annual report on Form 10-K filed with the Commission under
Section 13 of the 1934 Act for the Company's most recent fiscal year (the "Annual Report on Form 10-K") which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 1-02 of Regulation S-X of the 1933 Act has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (iii) Registration Statement and Prospectus. At the time the
               -------------------------------------
Registration Statement became effective, the Registration Statement complied, and as of each applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission promulgated thereunder. The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection
--------  -------
shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Purchasing Agent expressly for

                                        4

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use in the Registration Statement or Prospectus or to that part of the
Registration Statement which constitutes the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the trustee under the Indenture.

         (iv) Incorporated Documents. The documents incorporated by reference in
              ----------------------
the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

         (v) Accountants. The accountants who certified the financial statements
             -----------
included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

         (vi) Financial Statements. The financial statements and any supporting
              --------------------
schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         (vii) Authorization and Validity of this Agreement, the Indenture and
               ---------------------------------------------------------------
the Notes. This Agreement has been duly authorized, executed and delivered by
---------
the Company and, upon execution and delivery by the Purchasing Agent, will be a valid and legally binding agreement of the Company; the Notes have been duly and validly authorized for issuance, offer and. sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the provisions of this Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes and the Indenture will be substantially in the form heretofore delivered to the Purchasing Agent

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and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture.

         (viii) Material Changes or Material Transactions. Since the respective
                -----------------------------------------
dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby,
(a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (b) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

         (ix) No Defaults Regulatory Approvals. Neither the Company nor any of
              --------------------------------
its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities ("Blue Sky") laws.

         (x) Certificates; Regulatory Agencies. The Company and its Significant
             ---------------------------------
Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

         (xi) Trademarks. The Company and its Significant Subsidiaries own or
              ----------
possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

                  (xii) Legal Proceedings; Contracts. Except as may be set forth
                        ----------------------------
         in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which might, in the opinion of the Company, result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement or any transaction contemplated hereby or thereby; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xiii) Employees. No labor dispute by the employees of the
                         ---------
         Company or any subsidiary exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

                  (xiv) Commodity Exchange Act. The Notes, when issued,
                        ----------------------
         authenticated and delivered pursuant to the provisions of this Agreement and the Indenture will be excluded or exempted under the provisions of the Commodity Exchange Act.

         (b) Additional Certifications. Any certificate signed by any
             -------------------------
director or officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes to the Purchasing Agent as principal or through the Purchasing Agent as agent shall be deemed a representation and warranty by the Company to the Purchasing Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3. Purchases as Principal; Solicitations as Purchasing Agent.
           ---------------------------------------------------------

         (a) Purchases as Principal. Unless otherwise agreed by the Purchasing
             ----------------------
Agent and the Company, Notes purchased from the Company by the Purchasing Agent as principal shall be made in accordance with terms agreed upon between the Purchasing Agent and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by the Purchasing Agent and delivered to the Company). The Purchasing Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this

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Agreement" shall include the applicable agreement of the Purchasing Agent to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Purchasing Agent may engage the services of any broker or dealer in connection with the resale of the Notes purchased by it as principal or allow all or any portion of the discount received by it in connection with such purchases to any broker or dealer. At the time of each purchase of Notes from the Company by the Purchasing Agent as principal, the Purchasing Agent shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

         (b) Solicitations as Purchasing Agent. On the basis of the
             ---------------------------------
representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and the Purchasing Agent, the Purchasing Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Purchasing Agent is authorized to appoint any sub-agent with respect to solicitations of offers to purchase Notes. All Notes sold through the Purchasing Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and the Purchasing Agent.

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through the Purchasing Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company and the Purchasing Agent, the Purchasing Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised the Purchasing Agent that such solicitation may be resumed.

         The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes as an agent of the Company, a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of any such solicitation made by the Purchasing Agent, as set forth in Schedule A hereto unless otherwise agreed.

         (c) Administrative Procedures. The purchase price, interest rate or
             -------------------------
formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the Purchasing Agent and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Purchasing Agent and the Trustee. The Purchasing Agent and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4. Covenants of the Company.
           ------------------------

         The Company covenants and agrees with the Purchasing Agent as follows:

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         (a) Notice of Certain Events. The Company will notify the Purchasing
             ------------------------
Agent immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Notice of Certain Proposed Filings. The Company will give the
             ----------------------------------
Purchasing Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates of Notes), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Purchasing Agent with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Purchasing Agent or counsel for the Purchasing Agent shall reasonably object.

         (c) Copies of the Registration Statement and the Prospectus. The
             -------------------------------------------------------
Company will deliver to the Purchasing Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Purchasing Agent may reasonably request. The Company will furnish to the Purchasing Agent as many copies of the Prospectus (as amended or supplemented) as the Purchasing Agent shall reasonably request so long as the Purchasing Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes. The Registration Statement, the Prospectus and any amendments or supplements thereto furnished to the Purchasing Agent will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR to the extent permitted by Regulation S-T.

         (d) Preparation of Pricing Supplements. The Company will prepare, with
             ----------------------------------
respect to any Notes to be sold through or to the Purchasing Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Purchasing Agent and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act.

         (e) Revisions of Prospectus -- Material Changes. Except as otherwise
             -------------------------------------------
provided in subsection (1) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Purchasing Agent or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Purchasing Agent to cease the solicitation of offers to purchase the Notes in the Purchasing Agent's capacity as agent and to cease sales of any Notes the Purchasing Agent may then own as principal, and the Company will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (f) Prospectus Revisions -- Periodic Financial Information. Except as
             ------------------------------------------------------
otherwise provided in subsection (1) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Purchasing Agent, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations. (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (1) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

         (g) Prospectus Revisions -- Audited Financial Information. Except as
             -----------------------------------------------------
otherwise provided in subsection (1) of this Section 4, on or prior to the date on which shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.


         (h) Earnings Statements. The Company will make generally available to
             -------------------
its security holders as soon as practicable, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

         (i) Blue Sky Qualifications. The Company will endeavor, in cooperation
             -----------------------
with the Purchasing Agent, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Purchasing Agent may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Purchasing Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (j) 1934 Act Filings. The Company, during the period when the
             ----------------
Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file promptly all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

         (k) Stand-Off Agreement. If agreed by the Purchasing Agent and the
             -------------------
Company in connection with a purchase by the Purchasing Agent of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without the Purchasing Agent's prior written consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

         (l) Suspension of Certain Obligations. The Company shall not be
             ---------------------------------
required to comply with the provisions of subsection (e), (f) or (g) of this
Section 4 during any period from the time (i) the Purchasing Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company and (ii) the Purchasing Agent shall not then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that solicitation of purchases of the Notes should be resumed or the Purchasing Agent shall subsequently purchase Notes from the Company as principal.

SECTION 5. Conditions of Purchasing Agent's Obligations.
           --------------------------------------------

         The obligations of the Purchasing Agent to purchase Notes from the Company as principal, the obligations of the Purchasing Agent to solicit offers for the purchase of Notes as an agent of the Company and the obligations of any purchasers of Notes sold through the Purchasing Agent as an agent of the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

         (a) Effectiveness of Registration Statement. The Registration Statement
             ---------------------------------------
has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Purchasing Agent.

         (b) Legal Opinion. On the date hereof, the Purchasing Agent shall have
             -------------
received the legal opinion of Sidley Austin Brown & Wood LLP, counsel for the Company, dated as of the date hereof and in form and substance satisfactory to the Purchasing Agent, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

                  (iii) To the best of their knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required and in which failure of the Company to be so qualified and in good standing would have a material adverse effect upon the Company and its subsidiaries considered as a single enterprise.

                  (iv) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and, to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in the State of New York; MLPF&S is a Controlled Subsidiary of the Company, as such term is defined in the Indenture; all of the issued and outstanding capital stock of MLPF&S has been duly authorized and validly issued, is fully paid and non-assessable, and all of such capital stock owned by the Company, to the best of their knowledge, is owned by the Company, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                  (v) This Agreement, and, if applicable, the Terms Agreement, have been duly and validly authorized, executed and delivered by the Company.

                  (vi) The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally, or by general equity principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Notes under the Indenture denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States.

                  (vii) The Notes, in the forms certified by the Company as of the date hereof are in the forms contemplated by the Indenture, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States, and each holder of Notes will be entitled to the benefits of the Indenture.

                  (viii) The Indenture and the Notes conform in all material respects to the descriptions thereof in the Prospectus.

                  (ix) The Indenture is qualified under the 1939 Act.

                  (x) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                  (xi) The Registration Statement, at the time it became effective (other than the financial statements included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the regulations under each of those Acts.

                  (xii) No consent, approval, authorization, or order of any court or governmental authority or agency is required in connection with the sale of the Notes, except such as have been obtained under the 1933 Act and state securities laws; and, to the best of their knowledge and information, the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any law, administrative regulation or administrative or court decree.

                  (xiii) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

                  (xiv) The Notes, in the form(s) certified by the Company as of the date hereof, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted from the provisions of the Commodity Exchange Act, assuming the accuracy of any certifications of factual matters furnished by the Purchasing Agent or the Company in connection with the issuance thereof.

In giving their opinion, Sidley Austin Brown & Wood LLP, or such other counsel satisfactory to the Purchasing Agent, shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement, at the time it became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration

Statement, then at the time of the most recent such filing, or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with the purchase of Notes by the Purchasing Agent as principal pursuant to Section 7(c) hereof) at the date of any agreement by the Purchasing Agent to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) Officer's Certificate. On the date hereof, there shall not have
             ---------------------
been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Purchasing Agent shall have received a certificate of the President or a Vice President or the Treasurer and the chief financial officer or chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

         (d) Comfort Letter. On the date hereof, the Purchasing Agent shall have
             --------------
received a letter from Deloitte & Touche LLP, dated as of the date hereof and in form and substance satisfactory to the Purchasing Agent, to the effect that:

                  (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

                  (ii) In their opinion, the consolidated financial statements and supporting schedule(s) of the Company and its subsidiaries audited or reviewed by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

                  (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included or incorporated by reference in the

         Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Purchasing Agent and the Company.

                  (iv) In addition to the audit or review referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percent-ages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Purchasing Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         (e) Additional Documents. On the date hereof, counsel to the Purchasing
             --------------------
Agent shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Purchasing Agent.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchasing Agent by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Delivery of and Payment for Notes Sold through the Purchasing Agent
           -------------------------------------------------------------------
as Agent.
--------

         Delivery of Notes sold through the Purchasing Agent as an agent of the Company shall be made by the Company to the Purchasing Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Purchasing Agent shall promptly notify the Company and deliver such Note to the Company and, if the Purchasing Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Purchasing Agent. If such failure has occurred for any reason other than default by the Purchasing Agent in the performance of its obligations hereunder, the Company will reimburse the Purchasing Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7. Additional Covenants of the Company.
           -----------------------------------

         The Company further covenants and agrees with the Purchasing Agent as follows:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by
             -----------------------------------------------
the Company of an offer for the purchase of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent), and each delivery of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered to the Purchasing Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that (i) the
             -----------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal or (iii) the Company sells Notes in a form not previously certified to the Purchasing Agent by the Company, the Company shall furnish or cause to be furnished to the Purchasing Agent, forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Purchasing Agent to the effect that the statements contained in the certificate referred to in
Section 5(c) hereof which were last furnished to the Purchasing Agent are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the

Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) the
             -------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal or (iii) the Company sells Notes in a form not previously certified to the Purchasing Agent by the Company, the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and to counsel to the Purchasing Agent the written opinion of Sidley Austin Brown & Wood LLP, counsel to the Company, or other counsel satisfactory to the Purchasing Agent, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Purchasing Agent, of the same tenor as the opinion referred to in Section 5(b) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Purchasing Agent shall furnish the Purchasing Agent with a letter substantially to the effect that the Purchasing Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d) Subsequent Delivery of Comfort Letters. Each time that (i) the
             --------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal, the Company shall cause Deloitte & Touche LLP forthwith to furnish to the Purchasing Agent a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Purchasing Agent, of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Deloitte & Touche LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Purchasing Agent, such letter should cover such other information.

SECTION 8. Indemnification.
           ---------------

         (a) Indemnification of the Purchasing Agent. The Company agrees to
             ---------------------------------------
indemnify and hold harmless the Purchasing Agent and each person, if any, who controls the Purchasing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchasing Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

         provided, however, that this indemnity does not apply to any loss,
         --------  -------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) Indemnification of Company, Directors and Officers. The Purchasing
             --------------------------------------------------
Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the

Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Actions Against Parties; Notification. Each indemnified party shall
             -------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the Purchasing Agent and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided,
                                                                  --------
however, that counsel to the indemnifying party shall not (except with the
-------
consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time
             --------------------------------------------------
an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9. Contribution.
           ------------

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Purchasing Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Purchasing Agent, as incurred, in such proportions that the Purchasing Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by the Purchasing Agent to the date of such liability bears to the total sales price from the sale of Notes sold to or through the Purchasing Agent to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent
                 --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 9, each person, if any, who controls the Purchasing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Purchasing Agent, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 10. Payment of Expenses.
            -------------------

         The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

         (b) The preparation, printing and delivery of this Agreement and the Indenture;

         (c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

         (d) The fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

         (e) The reasonable fees and disbursements of counsel to the Purchasing Agent incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

         (f) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

         (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

         (h) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including the filing fees incident to, and the reasonable fees and disbursements to counsel to the Purchasing Agent in connection with, the preparation of any Blue Sky Survey and any Legal Investment Survey.

         (i) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Purchasing Agent in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

         (j) Any advertising and other out-of-pocket expenses of the Purchasing Agent incurred with the approval of the Company.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.
            --------------------------------------------------------------

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Purchasing Agent or any controlling person of the Purchasing Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12. Termination.
            -----------

         (a) Termination of this Agreement. This Agreement (excluding any
             -----------------------------
agreement by the Purchasing Agent to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or the Purchasing Agent, upon the giving of 30 days' prior written notice of such termination to the other party hereto.

         (b) Termination of Agreement to Purchase Notes as Principal. The
             -------------------------------------------------------
Purchasing Agent may terminate any agreement by the Purchasing Agent to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time on or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Purchasing Agent, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of the Purchasing Agent any facts that would cause the Purchasing Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

         (c) General. In the event of any such termination, neither party will
             -------
have any liability to the other party hereto, except that (i) the Purchasing Agent shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) the Purchasing Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13. Notices.
            -------

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Company:

                  Merrill Lynch & Co., Inc.
                  4 World Financial Center
                  New York, New York  10080
                  Attention:  Treasury
                  Telecopy No.:  (212) 557-4695

         If to the Purchasing Agent:

                  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated
                  4 World Financial Center  Floor 15
                  New York, New York  10080
                  Attention:  Transaction Management Group
                  Telecopy No.:  (212) 449-2234

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14. Parties.
            -------

         This Agreement shall inure to the benefit of and be binding upon the Purchasing Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. GOVERNING LAW; FORUM.
            --------------------

         THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST THE PURCHASING AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 16. Effect of Headings.
            ------------------

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17. Counterparts.
            ------------

         This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with the Purchasing Agent's understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement between the Purchasing Agent and the Company in accordance with its terms.

                                           Very truly yours,

                                           MERRILL LYNCH & CO., INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By:
    ---------------------------------
                Authorized Signatory

                                   SCHEDULE A

         The Company shall pay the Purchasing Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below.

                                                                                      PERCENT OF
MATURITY RANGES                                                                    PRINCIPAL AMOUNT
---------------                                                                    ----------------
From 9 months to less than 1 year .............................................          ____%
From 1 year to less than 18 months ............................................          ____
From 18 months to less than 2 years ...........................................          ____
From 2 years to less than 3 years .............................................          ____
From 3 years to less than 4 years .............................................          ____
From 4 years to less than 5 years .............................................          ____
From 5 years to less than 6 years .............................................          ____
From 6 years to less than 7 years .............................................          ____
From 7 years to less than 10 years ............................................          ____
From 10 years to less than 15 years ...........................................          ____
From 15 years to less than 20 years ...........................................          ____
From 20 years to 30 years .....................................................          ____
Greater than 30 years .........................................................          ____*











-------------------------------
*    As agreed to by the Company and the Purchasing Agent at the time of sale.

                                     Sch A-1

                                                                       EXHIBIT A

                                  PRICING TERMS

Retail Notes

Principal Amount: $___________

Interest Rate:

Interest Payment Dates:

Redemption Dates:

Optional Repayment Date(s):

Survivor's Option:

Original Issue Date:

Stated Maturity Date:

Authorized Denomination:

Issue Price:

[Price to Public: ____%, plus accrued interest, if any, from ___________]

Settlement Date and Time:

Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by the Purchasing Agent as principal, agreement as to whether the following will be required:

Officers' Certificate pursuant to Section 7(b) of the Distribution Agreement.

Legal Opinion pursuant to Section 7(c) of the Distribution Agreement.

Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

                                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                  INCORPORATED

                                      By:
                                          --------------------------------------
                                      Authorized Signatory

ACCEPTED

MERRILL LYNCH & CO., INC.


---------------------------------
Name:
Title:

                                       A-1